Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 of Revolve Group, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2022	By:	/s/ Mike Karanikolas
Mike Karanikolas
Co-Founder and Co-Chief Executive Officer (Principal Executive Officer)
	By:	/s/ Jesse Timmermans
Jesse Timmermans
Chief Financial Officer (Principal Financial and Accounting Officer)